UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22760

Oppenheimer Global Multi-Alternatives Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2015

Item 1. Reports to Stockholders.

Semiannual Report	3/31/2015

Oppenheimer

Global Multi-

Alternatives Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
6-Month	0.67%	-5.12%	3.43%	0.01%
1-Year	0.18	-5.59	5.72	0.03
Since Inception (12/28/12)	0.81	-1.80	2.35	0.05

Prior to November 28, 2014, the Fund was named Oppenheimer Diversified Alternatives Fund.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 0.67% during the reporting period. On a relative basis, the Fund outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.01% during the same period.

MARKET OVERVIEW

Over the first half of the reporting period, domestic investment grade fixed-income markets experienced a certain degree of choppiness as participants digested the combination of solid U.S. economic data releases relative to the rest of the world, a precipitous fall in energy prices, and changes in Federal Reserve (“Fed”) language. Growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world remained subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The second half of the reporting period was marked by cooling U.S. growth after the strong fourth quarter of 2014. Nonfarm payroll employment grew at a three-month average of 197,000 jobs per month and manufacturing surveys pointed towards a slowdown of the world’s largest economy. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. Fed Chairwoman Janet Yellen reaffirmed that the Fed plans to raise U.S. rates during 2015 despite any near-term weakness in first quarter Gross Domestic Product and employment growth. The Fed has made it clear, however, that it will remain flexible on the timing and extent of rate hikes for the remainder of 2015.

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FUND REVIEW

During the reporting period, the top performing strategies included alpha-oriented strategies via exposure to Oppenheimer Global Multi-Strategies Fund and our Currency Alpha Strategy, along with exposure to global real estate through Oppenheimer Global Real Estate Fund.

Oppenheimer Global Multi-Strategies Fund (“GMS”) seeks to offer the diversification benefits of hedge fund-like strategies with the transparency, pricing and daily liquidity found in a mutual fund. GMS uses a systematic or quantitative approach; it seeks to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. GMS was a top contributor to performance during the reporting period with three out of four strategies generating positive returns. The largest contributors were the Equity Market Neutral and Global Macro strategies.

Our Currency Alpha Strategy is a total return strategy focusing on fundamental and systematic dislocations across currency markets. The strategy can be long and/or short currencies against the U.S. dollar. It has a go-anywhere mandate across currencies and seeks opportunities regardless of dollar bull or bear market cycles. During the reporting period, the strategy benefited the most from short positions in the euro and Canadian dollar. In a reporting period that was characterized by widespread U.S. dollar strength, these two currencies in particular suffered from U.S. dollar appreciation, and were among the worst performers. In particular, the euro witnessed accelerated depreciation as a result of ECB quantitative easing. Even though the policy move was widely anticipated, the size and duration of this unprecedented European policy experiment was far from being fully reflected in prices. The Canadian dollar also depreciated substantially over the reporting period, weakened by the ongoing decline in energy prices, a major export for the Canadian economy, as well as renewed monetary easing by the Bank of Canada. We believe changes in monetary policy and ongoing central bank intervention will provide ample opportunities to generate alpha in the currency markets going forward.

Oppenheimer Global Real Estate Fund invests primarily in real estate investment trusts (“REITs”), which are specially structured companies that provide tax-efficient exposure to income-producing commercial real estate. We have a pro-cyclical tilt within the real estate portfolio, which we expect to perform on positive global growth and benign inflation dynamics. Moreover, attractive valuations in Europe in conjunction with low rates and additional QE measures can potentially provide additional support. Many investors remain interested in yield producing

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

assets, and we believe REITs are favorably positioned at the intersection of a positive growth environment, falling unemployment, growing demand for commercial real estate, tight supply and accommodative monetary policy.

The most material detractors from performance this reporting period were our exposure to commodities and master limited partnerships (“MLPs”) through Oppenheimer Commodity Strategy Total Return Fund and Oppenheimer SteelPath Master MLP Fund, LLC, respectively.

Oppenheimer Commodity Strategy Total Return Fund invests primarily in commodity futures, options, structured notes and other instruments that provide exposure to the commodities markets as well as U.S. Government and other fixed income securities. The underlying fund employs both quantitative and qualitative techniques to invest in a broad range of commodity sectors, with an emphasis on fundamental analysis. Commodities continued to suffer downward price pressure and increased volatility, causing this strategy to detract from the Fund’s return. In particular, crude oil suffered, driven by increasing U.S. production and lackluster demand.

Oppenheimer SteelPath Master MLP Fund, LLC invests primarily in energy infrastructure MLPs, which may offer price appreciation as well as steady income. The underlying fund typically invests in U.S. midstream MLPs that have attractive risk and reward characteristics. MLPs experienced a difficult reporting period as energy commodities weakened, driving prices lower in the partnership space. Although energy infrastructure MLPs typically drive revenue via contractually fixed fee income, they have exhibited heightened trading price correlation with energy commodities. Given the relatively low yield environment we are facing, over the long term we believe investor interest in income generating asset classes will remain strong, and that MLPs are positioned to benefit.

STRATEGY & OUTLOOK

The Fund is comprised of a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. The alternative strategies (e.g. Global Multi-Strategies and Currency Alpha Strategy), which are more alpha-oriented, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g. MLPs, Loans, and Event-Linked Bonds) generally provide exposure to relatively stable income producing assets with potentially less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives (Commodities and Global Real Estate), have the potential to help guard against inflation over the long term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates, and inflationary shocks.

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Over the second half of the reporting period, diverging central bank polices caused global equities to outperform their domestic counterparts as volatility increased and returns tapered off in U.S. equities.

Mark Hamilton Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager

Going forward, we expect more measured returns to both stocks and bonds. Given we are in a world where QE is the norm internationally but not in the U.S., we expect to see greater dispersion across financial assets. In such an environment further diversifying in alternatives can improve the risk/reward profile for investors.

Dokyoung Lee, CFA Portfolio Manager

Alessio de Longis, CFA[1] Portfolio Manager

1. Alessio de Longis became a portfolio manager in April 2015.

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Top Holdings and Allocations

PORTFOLIO ALLOCATION
Investment Companies
Alternative Funds	53.9%
Domestic Fixed Income Fund	14.6
Money Market Fund	12.1
Foreign Government Obligations	14.2
Short-Term Notes	4.9
Over-the-Counter Options Purchased	0.3
Exchanges-Traded Option Purchased	— *

* Represents a value less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2015, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Global Multi Strategies Fund, Cl. I	31.9%
Oppenheimer Master Loan Fund, LLC	14.3
Oppenheimer Institutional Money Market Fund, Cl. E	11.9
Oppenheimer Master Event-Linked Bond Fund, LLC	9.3
Oppenheimer Global Real Estate Fund, Cl. I	6.8
United Mexican States Treasury Bills, 3.248%, 11/12/15	3.7
Japan Sr. Unsec. Bonds, 0.10%, 9/15/15	3.1
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	2.9
Federative Republic of Brazil Unsec. Bonds, 10.767%, 7/1/15	2.4
Republic of South Korea Treasury Bonds, 3.25%, 6/10/15	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (ODAAX)	12/28/12	0.67%	0.18%	0.81%
Class C (ODACX)	12/28/12	0.23%	-0.77%	-0.25%
Class I (ODAIX)	12/28/12	0.89%	0.59%	1.14%
Class R (ODANX)	12/28/12	0.43%	-0.27%	0.26%
Class Y (ODAYX)	12/28/12	0.73%	0.33%	0.87%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (ODAAX)	12/28/12	-5.12%	-5.59%	-1.80%
Class C (ODACX)	12/28/12	-0.75%	-1.75%	-0.25%
Class I (ODAIX)	12/28/12	0.89%	0.59%	1.14%
Class R (ODANX)	12/28/12	-0.55%	-1.24%	0.26%
Class Y (ODAYX)	12/28/12	0.73%	0.33%	0.87%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index and the Barclays U.S. Aggregate Bond Index. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Fund has changed its benchmark from the Barclays U.S. Aggregate Bond Index to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which it believes is a more appropriate measure of the Fund’s performance. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During 6 Months Ended March 31, 2015
Class A	$ 1,000.00	$ 1,006.70	$ 3.41
Class C	1,000.00	1,002.30	7.87
Class I	1,000.00	1,008.90	1.20
Class R	1,000.00	1,004.30	5.11
Class Y	1,000.00	1,007.30	2.66

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.54	3.43
Class C	1,000.00	1,017.10	7.93
Class I	1,000.00	1,023.73	1.21
Class R	1,000.00	1,019.85	5.15
Class Y	1,000.00	1,022.29	2.68

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2015 are as follows:

Class	Expense Ratios
Class A	0.68%
Class C	1.57
Class I	0.24
Class R	1.02
Class Y	0.53

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Shares		Value
Investment Companies—79.2%[1]
Alternative Funds—53.0%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2		608,946	$1,333,591

Oppenheimer Global Multi Strategies Fund, Cl. I		549,670	14,896,053

Oppenheimer Global Real Estate Fund, Cl. I		276,081	3,194,253

Oppenheimer Master Event-Linked Bond Fund, LLC		294,973	4,325,535

Oppenheimer SteelPath Master MLP Fund, LLC		73,585	960,280

			24,709,712

Domestic Fixed Income Fund—14.3%
Oppenheimer Master Loan Fund, LLC		456,426	6,698,061

Money Market Fund—11.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[3]		5,525,569	5,525,569

Total Investment Companies (Cost $36,924,508)			36,933,342

	Principal Amount
Foreign Government Obligations—14.0%
Brazil—3.6%
Federative Republic of Brazil Unsec. Bonds:
10.767%, 7/1/15	BRL	3,700,000	1,125,311
11.884%, 10/1/15	BRL	1,900,000	558,997

			1,684,308

Japan—5.1%
Japan Sr. Unsec. Bonds:
0.10%, 9/15/15	JPY	170,000,000	1,418,150
0.10%, 1/15/16	JPY	110,000,000	917,831

			2,335,981

Malaysia—3.1%
Federation of Malaysia Sr. Unsec. Bonds:
3.197%, 10/15/15	MYR	3,500,000	945,980
4.72%, 9/30/15	MYR	1,900,000	517,355

			1,463,335

South Korea—2.2%
Republic of South Korea Treasury Bonds, 3.25%, 6/10/15	KRW	1,123,000,000	1,015,108

Total Foreign Government Obligations (Cost $7,624,871)			6,498,732

Short-Term Notes—4.8%
United Mexican States Treasury Bills:
3.207%, 1/7/16	MXN	8,000,000	511,065
3.248%, 11/12/15	MXN	27,000,000	1,734,064

Total Short-Term Notes (Cost $2,330,242)			2,245,129

	Exercise Price		Expiration Date	Contracts

Exchange-Traded Option Purchased—0.0%
S&P 500 Index Call[2]
(Cost $54,137)	USD	2,120.000	4/17/15	USD	45	13,275

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		Exercise	Expiration
	Counterparty	Price	Date		Contracts	Value
Over-the-Counter Options Purchased—0.3%
CAD Currency Put[2]	BOA	CAD 1.2950	06/19/2015	CAD	5,100,000	$42,105
CHF Currency Put[2,4]	NOM	CHF 0.9700	05/07/2015	CHF	2,000,000	12,370
EUR Currency Put[2,5]	GSG	USD 1.0750	05/28/2015	EUR	1,900,000	11,805
EUR Currency Put[2]	GSG	PLN 4.0750	06/25/2015	EUR	2,000,000	22,935
EUR Currency Put[2]	BOA	USD 1.0105	04/16/2015	EUR	50,000	2,984
EUR Currency Put[2]	RBS	USD 1.0570	09/16/2015	EUR	2,000,000	52,576

Total Over-the-Counter Options Purchased (Cost $175,815)						144,775

Total Investments, at Value (Cost $47,109,573)					98.3%	45,835,253

Net Other Assets (Liabilities)					1.7	785,304

Net Assets					100.0%	$46,620,557

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions	Gross Reductions		Shares March 31, 2015

Oppenheimer Commodity Strategy Total Return Fund, Cl. I	2,328,869	91,977	1,811,900		608,946
Oppenheimer Global Multi Strategies Fund, Cl. I	466,616	149,376	66,322		549,670
Oppenheimer Global Real Estate Fund, Cl. I	237,806	90,024	51,749		276,081
Oppenheimer Gold & Special Minerals Fund, Cl. I	531	—	531		—
Oppenheimer Institutional Money Market Fund, Cl. E	2,564,362	8,370,122	5,408,915		5,525,569
Oppenheimer Master Event-Linked Bond Fund, LLC	330,668	11,550	47,245		294,973
Oppenheimer Master Loan Fund, LLC	493,516	17,547	54,637		456,426
Oppenheimer SteelPath Master MLP Fund, LLC	175,043	57,200	158,658		73,585
Oppenheimer Ultra-Short Duration Fund, CI. Y	27	—	27		—

		Value	Income		Realized Gain (Loss)

Oppenheimer Commodity Strategy Total Return Fund, Cl. I		$1,333,591	$—		$(943,446)
Oppenheimer Global Multi Strategies Fund, Cl. I		14,896,053	433,654		(40,029)
Oppenheimer Global Real Estate Fund, Cl. I		3,194,253	127,175		22,224
Oppenheimer Gold & Special Minerals Fund, Cl. I		—	—		(299)
Oppenheimer Institutional Money Market Fund, Cl. E		5,525,569	1,809		—
Oppenheimer Master Event-Linked Bond Fund, LLC		4,325,535	137,798	[a]	105,152	[a]
Oppenheimer Master Loan Fund, LLC		6,698,061	193,588	[b]	(88,701)	[b]
Oppenheimer SteelPath Master MLP Fund, LLC		960,280	45,510	[c]	(124,101)	[c]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		—	—		(1)

Total		$36,933,342	$939,534		$(1,069,201)

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STATEMENT OF INVESTMENTS Unaudited / continued

Footnotes to Statement of Investments (Continued)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
b.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
c.	Represents the amount allocated to the Fund from Oppenheimer SteelPath Master MLP Fund, LLC.

2.	Non-income producing security.
3.	Rate shown is the 7-day yield as of March 31, 2015.
4.	Knock-out option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.022 CHF per 1 USD.
5. Knock-out	option becomes eligible for exercise if at any time spot rates are less than or equal to 1.0145 USD per 1 EUR.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$36,946,617	80.6%
Japan	2,335,981	5.1
Mexico	2,245,129	4.9
Brazil	1,684,308	3.7
Malaysia	1,463,335	3.2
South Korea	1,015,108	2.2
Eurozone	90,299	0.2
Canada	42,106	0.1
Switzerland	12,370	0.0

Total	$45,835,253	100.0%

Forward Currency Exchange Contracts as of March 31, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	06/2015	INR	32,000	USD	491	$16,803	$—
BAC	06/2015	PHP	23,000	USD	522	—	8,371
BAC	06/2015	SEK	4,500	USD	543	—	20,253
BAC	06/2015	TRY	1,190	USD	503	—	53,855
BAC	06/2015	USD	1,073	CAD	1,295	51,359	—
BAC	06/2015	USD	887	MXN	13,100	32,332	—
BAC	06/2015	USD	708	PLN	2,660	7,634	—
BAC	06/2015	USD	777	SEK	6,290	45,530	—
BOA	06/2015	CAD	865	USD	715	—	32,744
BOA	06/2015 - 12/2015	INR	194,000	USD	2,980	18,462	—
BOA	06/2015	MXN	7,400	USD	502	—	19,190
BOA	06/2015	NOK	1,300	USD	172	—	11,124
BOA	06/2015	PHP	22,000	USD	488	2,394	—
BOA	06/2015	THB	17,000	USD	511	10,077	—
BOA	06/2015	TWD	32,000	USD	1,016	9,154	—
BOA	07/2015	USD	1,503	BRL	3,695	376,895	—
BOA	06/2015	USD	2,573	EUR	2,176	230,972	—
BOA	06/2015	USD	441	GBP	300	—	3,665
BOA	05/2015 - 07/2015	USD	3,186	INR	202,400	—	14,238
BOA	06/2015	USD	1,093	KRW	1,130,000	76,633	—
BOA	04/2015 - 10/2015	USD	1,133	MYR	3,715	148,175	—
BOA	06/2015	USD	490	PLN	1,770	23,662	—
BOA	06/2015	USD	172	SEK	1,440	4,917	—
BOA	06/2015	USD	1,001	TWD	32,000	—	24,133
CITNA-B	06/2015	AUD	670	USD	516	—	7,243

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	06/2015	CAD	950	USD	813	$—	$64,124
CITNA-B	06/2015	GBP	1,720	USD	2,635	—	84,547
CITNA-B	07/2015 - 12/2015	INR	151,000	USD	2,365	7,311	608
CITNA-B	06/2015	JPY	119,000	USD	1,017	—	23,347
CITNA-B	06/2015	MXN	8,300	USD	568	—	26,843
CITNA-B	06/2015	PLN	270	USD	74	—	2,739
CITNA-B	06/2015	THB	16,000	USD	479	10,951	—
CITNA-B	06/2015	USD	506	AUD	655	9,553	—
CITNA-B	06/2015	USD	1,747	CAD	2,120	74,354	—
CITNA-B	06/2015	USD	506	EUR	465	5,150	—
CITNA-B	01/2016	USD	531	MXN	8,000	17,212	—
CITNA-B	06/2015	USD	692	NZD	905	19,607	—
CITNA-B	06/2015	USD	92	PLN	360	—	2,555
CITNA-B	06/2015	USD	1,002	THB	33,000	—	9,223
CITNA-B	06/2015	USD	485	ZAR	5,840	9,013	—
CITNA-B	06/2015	ZAR	5,840	USD	487	—	10,828
DEU	06/2015	EUR	806	USD	887	486	19,986
DEU	06/2015	GBP	465	USD	715	—	25,319
DEU	06/2015	NOK	13,920	USD	1,796	—	71,332
DEU	06/2015	PLN	4,680	USD	1,297	—	65,359
DEU	06/2015	SEK	4,790	USD	576	—	18,753
DEU	06/2015	TRY	1,160	USD	490	—	51,455
DEU	06/2015	USD	1,951	GBP	1,290	38,329	—
DEU	06/2015 - 09/2015	USD	2,771	JPY	314,000	148,770	817
DEU	06/2015	USD	497	NZD	645	18,562	—
GSCO-OT	06/2015	IDR	6,220,000	USD	491	—	25,282
GSCO-OT	06/2015	MXN	12,000	USD	797	—	13,744
GSCO-OT	06/2015	NZD	1,555	USD	1,151	3,201	—
GSCO-OT	06/2015	PLN	3,690	USD	959	12,563	—
GSCO-OT	10/2015	USD	691	BRL	1,900	129,033	—
GSCO-OT	06/2015	USD	474	IDR	6,220,000	8,503	—
GSCO-OT	06/2015	USD	980	MXN	14,600	27,954	—
GSCO-OT	06/2015	USD	1,014	SEK	8,660	6,974	—
HSBC	06/2015	EUR	495	USD	564	—	30,847
JPM	05/2015	INR	65,400	USD	1,039	5,384	—
JPM	06/2015	NOK	1,400	USD	185	—	11,766
JPM	06/2015	USD	1,015	INR	64,000	54	—
JPM	09/2015	USD	583	MYR	1,900	79,149	—
JPM	06/2015	USD	540	NOK	4,170	23,015	—
JPM	06/2015	USD	187	SEK	1,560	5,349	—
JPM	06/2015	USD	935	TRY	2,350	46,908	—
MSCO	06/2015	AUD	650	USD	502	—	8,605
MSCO	06/2015	EUR	255	USD	318	—	43,552
MSCO	12/2015	INR	1,000	USD	15	69	—
MSCO	06/2015	NZD	645	USD	495	—	16,424
MSCO	06/2015	PLN	810	USD	213	—	61
MSCO	06/2015	USD	276	CAD	335	11,304	—
MSCO	06/2015 - 01/2016	USD	2,388	JPY	283,000	24,054	2,225
MSCO	11/2015	USD	1,816	MXN	27,000	74,268	—
MSCO	06/2015	USD	570	NOK	4,450	18,325	—
MSCO	06/2015	USD	502	NZD	650	19,501	—

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Unaudited / continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

RBS	06/2015	CAD	1,130	USD	889	$2,649	$—
RBS	06/2015	EUR	1,500	USD	1,748	—	133,719
RBS	06/2015	USD	520	AUD	665	15,659	—
RBS	06/2015	USD	516	CAD	645	7,439	—
RBS	06/2015	USD	514	EUR	415	67,812	—
RBS	06/2015	USD	884	GBP	595	2,049	—
TDB	06/2015	USD	16	KRW	18,000	—	106
TDB	06/2015	USD	494	PHP	22,000	3,104	—

Total Unrealized Appreciation and Depreciation						$2,008,617	$958,982

Exchange-Traded Options Written at March 31, 2015
Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

S&P 500 Index Put	USD	1,980.000	4/17/15	USD	(45)	$94,363	$(23,400)

Over-the-Counter Options Written at March 31, 2015
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

CAD Currency Put	BOA	CAD	1.355	6/19/15	CAD	(5,400,000)	$19,270	$(12,393)

EUR Currency Put	GSG	PLN	3.975	6/25/15	EUR	(2,000,000)	5,582	(6,459)

INR Currency Call	BOA	INR	64.200	8/20/15	INR	(128,000,000)	48,708	(36,864)

INR Currency Put	BOA	INR	64.200	8/20/15	INR	(128,000,000)	48,708	(39,296)

INR Currency Put	CITNA-B	INR	63.700	6/26/15	INR	(117,000,000)	26,311	(22,815)

INR Currency Call	CITNA-B	INR	63.700	6/26/15	INR	(117,000,000)	26,311	(29,250)

NOK Currency Put	BOA	SEK	1.050	1/4/16	NOK	(11,000,000)	63,179	(37,059)

NOK Currency Call	BOA	SEK	1.050	1/4/16	NOK	(11,000,000)	38,786	(47,956)

NOK Currency Call	BOA	SEK	1.040	7/2/15	NOK	(11,000,000)	41,450	(46,139)

NOK Currency Call	JPM	SEK	1.045	5/17/15	NOK	(11,000,000)	35,806	(40,305)

Total of Over-the-Counter Options Written							$354,111	$ (318,536)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesia Rupiah

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Currency abbreviations (Continued)
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Exchange Abbreviations
CBE	Chicago Board Options Exchange

See accompanying Notes to Financial Statements.

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,185,065)	$8,901,911
Affiliated companies (cost $36,924,508)	36,933,342

45,835,253
Cash	16,993
Cash—foreign currencies (cost $12,660)	12,108
Unrealized appreciation on forward currency exchange contracts	2,008,617
Receivables and other assets:
Shares of beneficial interest sold	77,498
Investments sold	26,863
Interest and dividends	23,549
Other	9,038

Total assets	48,009,919
Liabilities
Unrealized depreciation on forward currency exchange contracts	958,982
Options written, at value (premiums received $448,474)	341,936
Payables and other liabilities:
Shares of beneficial interest redeemed	52,368
Shareholder communications	19,181
Investments purchased	8,068
Distribution and service plan fees	7,488
Trustees’ compensation	463
Other	876

Total liabilities	1,389,362
Net Assets	$46,620,557

Composition of Net Assets
Par value of shares of beneficial interest	$4,736
Additional paid-in capital	47,377,939
Accumulated net investment income	179,915
Accumulated net realized loss on investments and foreign currency transactions	(822,436)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(119,597)

Net Assets	$46,620,557

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $28,301,740 and
2,870,737 shares of beneficial interest outstanding)	$9.86

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.46

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,184,529 and 532,764 shares of beneficial interest outstanding)	$9.73

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,423 and 1,054 shares of beneficial interest outstanding)	$9.89

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,925,086 and 196,570 shares of beneficial interest outstanding)	$9.79

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$11,198,779 and 1,134,991 shares of beneficial interest outstanding)	$9.87

See accompanying Notes to Financial Statements.

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2015 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$137,742
Dividends	56
Net expenses	(9,911)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	127,887
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	191,687
Dividends	1,901
Net expenses	(12,175)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	181,413
Net investment income allocated from Oppenheimer Master Steelpath Fund, LLC:
Interest	24
Dividends	45,486
Net expenses	(7,581)

Net investment income allocated from Oppenheimer Master Steelpath Fund, LLC	37,929

Total allocation of net investment income from master funds	347,229
Investment Income
Dividends from affiliated companies	562,638
Interest (net of foreign withholding taxes of $2,953)	167,009

Total investment income	729,647
Expenses
Distribution and service plan fees:
Class A	25,688
Class C	25,262
Class R	4,511
Transfer and shareholder servicing agent fees:
Class A	33,516
Class C	5,565
Class I	2
Class R	1,991
Class Y	12,115
Shareholder communications:
Class A	12,101
Class C	3,385
Class R	788
Class Y	5,295
Legal, auditing and other professional fees	14,194
Custodian fees and expenses	1,355
Trustees’ compensation	381
Other	5,675

Total expenses	151,824
Net Investment Income	925,052

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options exercised)	$153,505
Affiliated companies	(961,551)
Closing and expiration of option contracts written	12,644
Closing and expiration of futures contracts	(654)
Foreign currency transactions	215,485
Swap contracts	(2,612)
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	105,152
Oppenheimer Master Loan Fund, LLC	(88,701)
Oppenheimer Master Steelpath Fund, LLC	(124,101)

Net realized loss	(690,833)
Net change in unrealized appreciation/depreciation on:
Investments	770,535
Translation of assets and liabilities denominated in foreign currencies	(228,578)
Option contracts written	94,228
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(142,817)
Oppenheimer Master Loan Fund, LLC	(24,247)
Oppenheimer Master Steelpath Fund, LLC	(457,476)

Net change in unrealized appreciation/depreciation	11,645
Net Increase in Net Assets Resulting from Operations	$245,864

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Operations
Net investment income	$925,052	$524,311
Net realized loss	(690,833)	(41,253)
Net change in unrealized appreciation/depreciation	11,645	439,238

Net increase in net assets resulting from operations	245,864	922,296
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(896,522)	(9,506)
Class C	(103,520)	(1,360)
Class I	(321)	(5)
Class R1	(45,439)	(372)
Class Y	(308,461)	(513)

	(1,354,263)	(11,756)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,298,463)	13,713,121
Class C	452,515	2,626,424
Class I	15	486
Class R1	417,624	883,089
Class Y	376,039	9,751,469

	(1,052,270)	26,974,589
Net Assets
Total increase (decrease)	(2,160,669)	27,885,129
Beginning of period	48,781,226	20,896,097

End of period (including accumulated net investment income of $179,915 and $609,126, respectively)	$46,620,557	$48,781,226

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.07	$9.70	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.20	0.17	0.05
Net realized and unrealized gain (loss)	(0.14)	0.21	(0.31)
Total from investment operations	0.06	0.38	(0.26)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	(0.04)
Total dividends and/or distributions to shareholders	(0.27)	(0.01)	(0.04)
Net asset value, end of period	$9.86	$10.07	$9.70

Total Return, at Net Asset Value[3]	0.67%	3.87%	(2.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,302	$31,356	$17,126
Average net assets (in thousands)	$30,466	$21,771	$13,540
Ratios to average net assets:[4,5]
Net investment income	3.96%	1.66%	0.62%
Total expenses[6]	0.68%	0.63%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.63%	0.99%
Portfolio turnover rate	18%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	1.25%
Year Ended September 30, 2014	1.28%
Period Ended September 30, 2013	1.67%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.91	$9.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.14	0.06	(0.03)
Net realized and unrealized gain (loss)	(0.12)	0.22	(0.32)
Total from investment operations	0.02	0.28	(0.35)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.20)	(0.01)	(0.01)
Net asset value, end of period	$9.73	$9.91	$9.64

Total Return, at Net Asset Value[3]	0.23%	2.86%	(3.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,185	$4,821	$2,145
Average net assets (in thousands)	$5,076	$3,421	$1,131
Ratios to average net assets:[4,5]
Net investment income (loss)	2.92%	0.65%	(0.47)%
Total expenses[6]	1.57%	1.60%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.60%	2.20%
Portfolio turnover rate	18%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
4. Annualized for periods less than one full year.
5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.
6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	2.14%
Year Ended September 30, 2014	2.25%
Period Ended September 30, 2013	2.88%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Class I	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.11	$9.70	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.19	0.06
Net realized and unrealized gain (loss)	(0.12)	0 .23	(0.31)
Total from investment operations	0 .09	0 .42	(0.25)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	(0.05)
Total dividends and/or distributions to shareholders	(0.31)	(0.01)	(0.05)
Net asset value, end of period	$9 .89	$10.11	$9.70

Total Return, at Net Asset Value[3]	0.89%	4.28%	(2.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$11	$10
Average net assets (in thousands)	$10	$10	$10
Ratios to average net assets:[4,5]
Net investment income	4.27%	1.91%	0.79%
Total expenses[6]	0.24%	0.26%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.24%	0.26%	0.76%
Portfolio turnover rate	18%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	0.81%
Year Ended September 30, 2014	0.91%
Period Ended September 30, 2013	1.44%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00	$9 .67	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.17	0.11	(0.00)[3]
Net realized and unrealized gain (loss)	(0.13)	0.23	(0.32)
Total from investment operations	0.04	0.34	(0.32)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.01)	0.00
Tax return of capital distribution	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.25)	(0.01)	(0.01)
Net asset value, end of period	$9.79	$10.00	$9.67

Total Return, at Net Asset Value[4]	0.43%	3.47%	(3.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,925	$1,542	$651
Average net assets (in thousands)	$1,818	$1,021	$298
Ratios to average net assets:[5,6]
Net investment income (loss)	3.43%	1.12%	(0.05)%
Total expenses[7]	1.02%	1.07%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.07%	1.77%
Portfolio turnover rate	18%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	1.59%
Year Ended September 30, 2014	1.72%
Period Ended September 30, 2013	2.51%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Class Y	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.08	$9.69	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.20	0.17	0.04
Net realized and unrealized gain (loss)	(0.13)	0.23	(0.31)
Total from investment operations	0.07	0.40	(0.27)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.01)	0 .00
Tax return of capital distribution	0.00	0 .00	(0.04)
Total dividends and/or distributions to shareholders	(0.28)	(0.01)	(0.04)
Net asset value, end of period	$9.87	$10.08	$9.69

Total Return, at Net Asset Value[3]	0.73%	4.08%	(2.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,199	$11,051	$964
Average net assets (in thousands)	$11,047	$7,800	$450
Ratios to average net assets:[4,5]
Net investment income	3.96%	1.64%	0.58%
Total expenses[6]	0.53%	0.51%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.53%	0.51%	1.15%
Portfolio turnover rate	18%	107%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2015	1.10%
Year Ended September 30, 2014	1.16%
Period Ended September 30, 2013	1.83%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund (the “Fund”), formerly Oppenheimer Diversified Alternatives Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of March 31, 2015, approximately 21.1% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received

28      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

29      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

As of March 31, 2015, it is estimated that the capital loss carryforwards would be $690,833, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$47,169,206
Federal tax cost of other investments	(435,814)

Total federal tax cost	$46,733,392

Gross unrealized appreciation	$605,856
Gross unrealized depreciation	(1,833,823)

Net unrealized depreciation	$(1,227,967)

30      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies

31      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

(listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

32      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

3. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2015 based on valuation input level:

33      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$24,949,466	$11,983,876	$—	$36,933,342
Foreign Government Obligations	—	6,498,732	—	6,498,732
Short-Term Notes	—	2,245,129	—	2,245,129
Exchange-Traded Option Purchased	13,275	—	—	13,275
Over-the-Counter Options Purchased	—	144,775	—	144,775

Total Investments, at Value	24,962,741	20,872,512	—	45,835,253
Other Financial Instruments:
Forward currency exchange contracts	—	2,008,617	—	2,008,617

Total Assets	$24,962,741	$22,881,129	$—	$47,843,870

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(958,982)	$—	$(958,982)
Options written, at value	(23,400)	(318,536)	—	(341,936)

Total Liabilities	$(23,400)	$(1,277,518)	$—	$(1,300,918)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

34      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

4. Investments and Risks (Continued)

Investment in Oppenheimer Master Limited Partnership (“MLP”) Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master SteelPath MLP (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of the Master Fund is to seek total return. It emphasizes investments in energy infrastrucure Master Limited Partnerships.

The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain (loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such

35      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

36      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative

37      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended March 31, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $15,102,017 and $15,793,709, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities

As of March 31, 2015 the Fund had no outstanding futures contracts.

38      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended March 31, 2015, the Fund had an ending monthly average market value of $159,302 and $168,364 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

39      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended March 31, 2015, the Fund had an ending monthly average market value of $115,282 and $148,291 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended March 31, 2015 was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2014	293,000,000	$64,769
Options written	1,633,697,371	1,509,256
Options closed or expired	(11,000,000)	(12,644)
Options exercised	(1,374,297,326)	(1,112,907)

Options outstanding as of March 31, 2015	541,400,045	$448,474

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to

40      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Additional associated risks to the Fund include counterparty credit and liquidity risk.

As of March 31, 2015, the Fund had no such total return swap agreements.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in

41      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of March 31, 2015, the Fund has required certain counterparties to post collateral of $4,818,989.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded

42      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at March 31, 2015:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$946,430	$(324,801)	$(621,629)	$—	$—
Barclays Bank plc	153,658	(82,479)	—	—	71,179
Citibank NA	153,151	(153,151)	—	—	—
Deutsche Bank AG	206,147	(206,147)	—	—	—
Goldman Sachs Bank USA	188,228	(39,026)	—	—	149,202
Goldman Sachs Group, Inc. (The)	34,740	(6,459)	—	—	28,281
JPMorgan Chase Bank NA	159,859	(52,071)	—	—	107,788
Morgan Stanley Capital Services, Inc.	147,521	(70,867)	—	—	76,654
Nomura Global Financial Products, Inc.	12,370	—	—	—	12,370
Royal Bank of Scotland plc (The)	148,184	(133,719)	—	—	14,465
Toronto Dominion Bank	3,104	(106)	—	—	2,998

	$2,153,392	$(1,068,826)	$(621,629)	$—	$462,937

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

43      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at March 31, 2015:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(324,801)	$324,801	$—	$—	$—
Barclays Bank plc	(82,479)	82,479	—	—	—
Citibank NA	(284,122)	153,151	—	—	(130,971)
Deutsche Bank AG	(253,021)	206,147	—	—	(46,874)
Goldman Sachs Bank USA	(39,026)	39,026	—	—	—
Goldman Sachs Group, Inc. (The)	(6,459)	6,459	—	—	—
HSBC Bank USA NA	(30,847)	—	—	—	(30,847)
JPMorgan Chase Bank NA	(52,071)	52,071	—	—	—
Morgan Stanley Capital Services, Inc.	(70,867)	70,867	—	—	—
Royal Bank of Scotland plc (The)	(133,719)	133,719	—	—	—
Toronto Dominion Bank	(106)	106	—	—	—

	$(1,277,518)	$1,068,826	$—	$—	$(208,692)

* OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of March 31, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	$2,008,617	Unrealized depreciation on forward currency exchange contracts	$958,982
Equity contracts	Investments, at value	13,275*	Options written, at value	23,400
Forward currency exchange contracts	Investments, at value	144,775*	Options written, at value	318,536

Total		$2,166,667		$1,300,918

*Amounts relate to purchased option contracts and purchased swaption contracts.

44      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Equity contracts	$197,481	$—	$—	$—	$(2,612)	$194,869
Forward currency exchange contracts	(43,976)	12,644	—	637,582	—	606,250
Volatility contracts	—	—	(654)	—	—	(654)

Total	$153,505	$12,644	$(654)	$637,582	$(2,612)	$800,465

* Includes purchases option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments	Option contracts written	Translation of assets and liabilities denominated in foreign currencies	Total

Equity contracts	$(40,862)	$70,963	$—	$30,101
Forward currency exchange contracts	(11,117)	23,265	604,581	616,729

Total	$(51,979)	$94,228	$604,581	$646,830

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	483,147	$4,812,413	1,608,204	$16,299,892
Dividends and/or distributions reinvested	63,814	620,273	977	9,460
Redeemed	(790,172)	(7,731,149)	(261,293)	(2,596,231)

Net increase (decrease)	(243,211)	$(2,298,463)	1,347,888	$13,713,121

Class C
Sold	89,151	$874,906	330,178	$3,281,986
Dividends and/or distributions reinvested	10,715	102,972	141	1,355
Redeemed	(53,529)	(525,363)	(66,411)	(656,917)

Net increase	46,337	$452,515	263,908	$2,626,424

45      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class I
Sold	—	$—	48	$500
Dividends and/or distributions reinvested	2	15	1	5
Redeemed	—	—	(2)	(19)

Net increase	2	$15	47	$486

Class R1
Sold	60,848	$601,945	104,786	$1,061,791
Dividends and/or distributions reinvested	4,658	44,994	38	370
Redeemed	(23,254)	(229,315)	(17,800)	(179,072)

Net increase	42,252	$417,624	87,024	$883,089

Class Y
Sold	91,202	$904,468	1,070,915	$10,487,653
Dividends and/or distributions reinvested	31,550	306,665	52	502
Redeemed	(84,625)	(835,094)	(73,548)	(736,686)

Net increase	38,127	$376,039	997,419	$9,751,469

1. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 31, 2015 were as follows:

	Purchases	Sales
Investment securities	$6,512,832	$10,736,182

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investments in the Underlying Funds, as a percentage of average daily net assets of the Fund for the six months ended March 31, 2015 was 0.52%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the

46      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

8. Fees and Other Transactions with Affiliates (Continued)

investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

47      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
March 31, 2015	$10,303	$—	$574	$106

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal

48      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

9. Pending Litigation (Continued)

Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

49      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Benjamin H. Rockmuller, Vice President
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

51      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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55      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, Ny 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1132.001.0315    My 27, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Alternatives Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/12/2015